UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

OMNICARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On May 22, 2015, Omnicare, Inc. sent the following letter to its customers:

[INSERT DATE]

Dear [INSERT CUSTOMER NAME / Valued Customer]:

I am writing to update you on important news regarding Omnicare. We recently announced that Omnicare had entered into a definitive agreement to be acquired by CVS Health Corporation. Attached is a copy of the press release issued by the Company, which provides further details about the transaction.

CVS Health is a pharmacy innovation company helping people on their path to better health. Through its 7,800 retail drugstores, nearly 1,000 walk-in medical clinics, a leading pharmacy benefits manager with more than 70 million plan members, and expanding specialty pharmacy services, CVS Health enables people, businesses and communities to manage health in more affordable, effective ways. This unique integrated model increases access to quality care, delivers better health outcomes and lowers overall health care costs.

Joining with CVS Health marks the next chapter in our journey and will allow Omnicare to continue to fulfill our mission as part of a larger, stronger organization. The combination of Omnicare’s leading position in providing complex pharmaceutical care and CVS Health’s broad footprint across a variety of pharmacy channels will result in a fully integrated patient offering.

The transaction is anticipated to close near the end of 2015, subject to the satisfaction of certain approvals and closing conditions. Until the transaction closes, Omnicare and CVS Health will continue to operate as separate companies and during this time there will be no changes in your relationship with Omnicare, and your day-to-day contacts will remain the same. Along with CVS Health, we are committed to a smooth transition and we fully expect a seamless integration upon completion of the transaction.

Our primary focus remains to provide you with the same exceptional services that you have come to expect from us. We greatly value our ongoing partnership with you and look forward to continuing to grow our relationship. Together with you, we help make a real difference in the lives of the patients we serve.

Should you have any questions, please feel free to contact [me / your usual Omnicare representative].

Sincerely,

[INSERT NAME]

Cautionary Statement Regarding Forward-looking Statements

This communication contains certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed or incorporated by reference in this document (including statements as to “beliefs,” “expectations,” “anticipations,” “intentions” or similar words) and all statements which are not statements of historical fact. Such forward-looking statements, by their nature, involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to the following: the possibility that the anticipated benefits from the proposed transaction with CVS Health will not be realized, or will not be realized within the expected time periods; the inability to obtain regulatory approvals of the proposed transaction (including the approval of antitrust authorities necessary to complete the transaction) on the terms and timing desired or anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the effect of the announcement of the proposed transaction with CVS Health on Omnicare’s relationships with its customers, vendors and lenders and on its operating results and businesses generally; the outcome of any legal proceedings related to the proposed transaction; the risks and uncertainties normally incidental to Omnicare’s business, including overall economic, financial, political and business conditions; trends in the long-term healthcare and pharmaceutical industries; our ability to attract and retain new and existing clients and service contracts; our ability to identify, finance and consummate acquisitions on favorable terms or at all; trends for the continued growth of our businesses; changes in drug pricing; delays in payment and reductions in reimbursement by the government and other payors to Omnicare and our customers; the overall financial condition of our customers and our ability to assess and react to such financial condition; the ability and willingness of our vendors and business partners to continue to provide products and services to Omnicare; the successful integration of acquired companies and realization of contemplated synergies; the ability to attract and retain skilled management; competition for qualified staff in the healthcare industry; variations in demand for our products and services; variations in costs or expenses; our ability to implement productivity, consolidation and cost reduction efforts and to realize anticipated benefits; the potential impact of legislation, government regulations, and other government action and/or executive orders, including those relating to Medicare Part D, its implementing regulations and any subregulatory guidance; reimbursement and drug pricing policies and changes in the interpretation and application of such policies, including changes in calculation of average wholesale price; discontinuation of reporting average wholesale price and/or implementation of new pricing benchmarks; legislative and regulatory changes impacting long-term care pharmacies or specialty pharmacies; government budgetary pressures and changes, including federal and state budget shortfalls; efforts by payors to control costs; changes to or termination of our contracts with pharmaceutical benefit managers, Medicare Part D Plan sponsors and/or commercial health insurers or changes in the proportion of our business covered by specific contracts; the outcome of pending and future legal or contractual disputes; potential liability for losses not covered by, or in excess of, insurance; the impact of executive separations; the impact of benefit plan terminations; the impact of differences in actuarial assumptions and estimates as compared to eventual outcomes; events or circumstances that could result in an impairment of assets, including but not limited to, goodwill and identifiable intangible assets; our ability to successfully complete planned divestitures; market conditions; the outcome of audit, compliance, administrative, regulatory, or investigatory reviews; volatility in the market for our stock and in the financial markets generally; timing of conversions of our convertible debt securities; access to adequate capital and financing on acceptable terms; changes in our credit ratings given by rating agencies; changes in tax laws and regulations; changes in accounting rules and standards; the impact of potential cybersecurity risks and/or incidents; costs to comply with our Corporate Integrity Agreement; and unexpected costs or business interruptions from information technology projects. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, we do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the special meeting of Omnicare’s stockholders to be held with respect to the proposed transaction, Omnicare plans to file with the SEC preliminary and definitive proxy statements and other relevant materials. The definitive proxy statement (when available) will be mailed to Omnicare’s stockholders. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY

VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Omnicare with the SEC from the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Omnicare’s website at www.omnicare.com by clicking on the “Investors” link, then clicking on the “Financial Information” link and then clicking on the “SEC Filings” link.

Participants in the Solicitation

Omnicare and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Omnicare’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Omnicare’s directors and executive officers by reading Omnicare’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Omnicare with the SEC in connection with the proposed transaction when they become available.

On May 22, 2015, Omnicare, Inc. sent the following letter to its business partners:

[INSERT DATE]

Dear [INSERT NAME / Valued Partner]:

I am writing to update you on important news regarding Omnicare. We recently announced that Omnicare had entered into a definitive agreement to be acquired by CVS Health Corporation. Attached is a copy of the press release issued by the Company, which provides further details about the transaction.

CVS Health is a pharmacy innovation company helping people on their path to better health. Through its 7,800 retail drugstores, nearly 1,000 walk-in medical clinics, a leading pharmacy benefits manager with more than 70 million plan members, and expanding specialty pharmacy services, CVS Health enables people, businesses and communities to manage health in more affordable, effective ways. This unique integrated model increases access to quality care, delivers better health outcomes and lowers overall health care costs.

Joining with CVS Health marks the next chapter in our journey and will allow Omnicare to continue to fulfill our mission as part of a larger, stronger organization. The combination of Omnicare’s leading position in providing complex pharmaceutical care and CVS Health’s broad footprint across a variety of pharmacy channels will result in a fully integrated patient offering.

The transaction is anticipated to close near the end of 2015, subject to the satisfaction of certain approvals and closing conditions. Until the transaction closes, Omnicare and CVS Health will continue to operate as separate companies and during this time there will be no changes in your relationship with Omnicare, and your day-to-day contacts will remain the same. Along with CVS Health, we are committed to a smooth transition and we fully expect a seamless integration upon completion of the transaction.

We will continue to keep you updated on important developments and should you have any questions, please feel free to contact [me / your usual Omnicare representative].

We sincerely appreciate our ongoing partnership and look forward to continuing to work with you to serve our customers. Together with you, we help make a real difference in the lives of the patients we serve.

Sincerely,

[INSERT NAME]

Cautionary Statement Regarding Forward-looking Statements

This communication contains certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed or incorporated by reference in this document (including statements as to “beliefs,” “expectations,” “anticipations,” “intentions” or similar words) and all statements which are not statements of historical fact. Such forward-looking statements, by their nature, involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to the following: the possibility that the anticipated benefits from the proposed transaction with CVS Health will not be realized, or will not be realized within the expected time periods; the inability to obtain regulatory approvals of the proposed transaction (including the approval of antitrust authorities necessary to complete the transaction) on the terms and timing desired or anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the effect of the announcement of the proposed transaction with CVS Health on Omnicare’s relationships with its customers, vendors and lenders and on its operating results and businesses generally; the outcome of any legal proceedings related to the proposed transaction; the risks and uncertainties normally incidental to Omnicare’s business, including overall economic, financial, political and business conditions; trends in the long-term healthcare and pharmaceutical industries; our ability to attract and retain new and existing clients and service contracts; our ability to identify, finance and consummate acquisitions on favorable terms or at all; trends for the continued growth of our businesses; changes in drug pricing; delays in payment and reductions in reimbursement by the government and other payors to Omnicare and our customers; the overall financial condition of our customers and our ability to assess and react to such financial condition; the ability and willingness of our vendors and business partners to continue to provide products and services to Omnicare; the successful integration of acquired companies and realization of contemplated synergies; the ability to attract and retain skilled management; competition for qualified staff in the healthcare industry; variations in demand for our products and services; variations in costs or expenses; our ability to implement productivity, consolidation and cost reduction efforts and to realize anticipated benefits; the potential impact of legislation, government regulations, and other government action and/or executive orders, including those relating to Medicare Part D, its implementing regulations and any subregulatory guidance; reimbursement and drug pricing policies and changes in the interpretation and application of such policies, including changes in calculation of average wholesale price; discontinuation of reporting average wholesale price and/or implementation of new pricing benchmarks; legislative and regulatory changes impacting long-term care pharmacies or specialty pharmacies; government budgetary pressures and changes, including federal and state budget shortfalls; efforts by payors to control costs; changes to or termination of our contracts with pharmaceutical benefit managers, Medicare Part D Plan sponsors and/or commercial health insurers or changes in the proportion of our business covered by specific contracts; the outcome of pending and future legal or contractual disputes; potential liability for losses not covered by, or in excess of, insurance; the impact of executive separations; the impact of benefit plan terminations; the impact of differences in actuarial assumptions and estimates as compared to eventual outcomes; events or circumstances that could result in an impairment of assets, including but not limited to, goodwill and identifiable intangible assets; our ability to successfully complete planned divestitures; market conditions; the outcome of audit, compliance, administrative, regulatory, or investigatory reviews; volatility in the market for our stock and in the financial markets generally; timing of conversions of our convertible debt securities; access to adequate capital and financing on acceptable terms; changes in our credit ratings given by rating agencies; changes in tax laws and regulations; changes in accounting rules and standards; the impact of potential cybersecurity risks and/or incidents; costs to comply with our Corporate Integrity Agreement; and unexpected costs or business interruptions from information technology projects. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, we do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the special meeting of Omnicare’s stockholders to be held with respect to the proposed transaction, Omnicare plans to file with the SEC preliminary and definitive proxy statements and other relevant materials. The definitive proxy statement (when available) will be mailed to Omnicare’s stockholders. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY

VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Omnicare with the SEC from the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Omnicare’s website at www.omnicare.com by clicking on the “Investors” link, then clicking on the “Financial Information” link and then clicking on the “SEC Filings” link.

Participants in the Solicitation

Omnicare and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Omnicare’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Omnicare’s directors and executive officers by reading Omnicare’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Omnicare with the SEC in connection with the proposed transaction when they become available.